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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

             Current report pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               ------------------

                        Commission File Number 333-21873

       Date of Report (date of earliest event reported): DECEMBER 29, 2000


                             FIRST INDUSTRIAL, L.P.
             (Exact name of Registrant as specified in its Charter)


              DELAWARE                                 36-3924586
     (State or other jurisdiction of               (I.R.S. Employer
     incorporation or organization)               Identification No.)




            311 S. WACKER DRIVE, SUITE 4000, CHICAGO, ILLINOIS 60606
                    (Address of principal executive offices)


                                 (312) 344-4300
              (Registrant's telephone number, including area code)



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                              ITEM 5. OTHER EVENTS

      First Industrial, L.P. (the "Operating Partnership"), several limited liability companies in which the Operating Partnership is their sole member, and FR Development Services, Inc., in which the Operating Partnership owns a 95% economic interest (the "Consolidated Operating Partnership"), acquired 80 industrial properties from unrelated parties during the period January 1, 2000 through December 29, 2000. Partnerships in which the Operating Partnership owns at least a 99% limited partnership interest (the "Other Real Estate Partnerships") purchased one industrial property from an unrelated party during the period January 1, 2000 through December 29, 2000. The combined purchase price of the 80 industrial properties acquired by the Consolidated Operating Partnership totaled approximately $255.7 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The purchase price of the one industrial property acquired by the Other Real Estate Partnerships was approximately $6.3 million, excluding closing costs incurred in conjunction with the acquisition of the industrial property. The 80 industrial properties acquired by the Consolidated Operating Partnership and the one industrial property acquired by the Other Real Estate Partnerships are described below and were funded with proceeds from property sales, borrowings under the Operating Partnership's $300 million unsecured revolving credit facility, general partner and limited partner contributions or working capital. The Consolidated Operating Partnership and the Other Real Estate Partnerships will operate the facilities as industrial rental property.

PROPERTIES ACQUIRED BY THE CONSOLIDATED OPERATING PARTNERSHIP AND THE OTHER REAL ESTATE PARTNERSHIPS:

- On January 12, 2000, the Consolidated Operating Partnership purchased two research and development/flex properties and one light industrial property totaling 144,514 square feet, in the aggregate, located in the metropolitan area of Houston, Texas. The aggregate purchase price for these properties was approximately $6.6 million. The properties were purchased from Fidelity National 1031 Exchange Services, Inc., a California corporation, Intermediary under exchange, No. Ex-02-5254 for Carson Dominguez.

- On January 27, 2000, the Consolidated Operating Partnership purchased three bulk warehouse properties totaling 339,050 square feet, in the aggregate, located in the metropolitan area of Nashville, Tennessee. The aggregate purchase price for these properties was approximately $6.8 million. The properties were purchased from Ozburn-Hessey Co., a Tennessee corporation.

- On January 27, 2000, the Consolidated Operating Partnership purchased a 79,329 square foot regional warehouse property located in the metropolitan area of Moorestown, New Jersey. The purchase price for the property was approximately $3.4 million. The property was purchased from Michael Cassano & Sons, a New Jersey general partnership.

- On February 25, 2000, the Other Real Estate Partnerships purchased a 214,320 square foot bulk warehouse property located in the metropolitan area of Philadelphia, Pennsylvania. The purchase price for the property was approximately $6.3 million. The property was purchased from Madonna Management Company, Inc, a Delaware Corporation.

- On March 31, 2000, the Consolidated Operating Partnership purchased a 130,949 square foot bulk warehouse property located in the metropolitan area of Dallas, Texas. The purchase price for the property was approximately $3.1 million. The property was purchased from ProLogis Trust.

- On April 18, 2000, the Consolidated Operating Partnership purchased a 38,668 square foot light industrial property located in the metropolitan area of Harrisburg, Pennsylvania. The purchase price for the property was approximately $1.0 million. The property was purchased from Penn Appliance Distributors, Inc.

- On April 25, 2000, the Consolidated Operating Partnership purchased a 251,850 square foot bulk warehouse property located in the metropolitan area of Dallas, Texas. The purchase price for the property was approximately $5.5 million. The property was purchased from TriNet Corporate Partners II, L.P.




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-    On June 30, 2000, the Consolidated Operating Partnership purchased eight regional warehouse properties, five research and development/flex properties and five bulk warehouse properties totaling 1,303,317 square feet, in the aggregate, located in the metropolitan area of Dallas, Texas. The aggregate purchase price for these properties was approximately $44.3 million. The properties were purchased from Kancro, L.P, a Delaware limited partnership.

- On September 6, 2000, the Consolidated Operating Partnership purchased three light industrial properties totaling 69,592 square feet, in the aggregate, located in the metropolitan area of Los Angeles, California. The aggregate purchase price for these properties was approximately $4.3 million. The properties were purchased from Voit Cal Ptrs I & III, LLC, a California limited liability company.

- On September 20, 2000, the Consolidated Operating Partnership purchased two light industrial properties totaling 30,157 square feet, in the aggregate, located in the metropolitan area of Los Angeles, California. The aggregate purchase price for these properties was approximately $1.7 million. The properties were purchased from Bixby Land Company.

- On September 28, 2000, the Consolidated Operating Partnership purchased five light industrial properties, four research and development/flex properties and three bulk warehouse properties totaling 1,257,143 square feet, in the aggregate, located in the metropolitan area of Pine Brook, New Jersey. The aggregate purchase price for these properties was approximately $82.0 million. The properties were purchased from CalEast Industrial Investors, LLC, a California limited liability company, its duly authorized agent, and LaSalle Investment Management, Inc., a Maryland Corporation, its member.

- On December 5, 2000, the Consolidated Operating Partnership purchased three light industrial properties totaling 125,298 square feet, in the aggregate, located in the metropolitan area of Baltimore, Maryland. The aggregate purchase price for these properties was approximately $6.7 million. The properties were purchased from Alcalde Realty Partners, LLC.

- On December 14, 2000, the Consolidated Operating Partnership purchased six research and development/flex properties totaling 179,494 square feet, in the aggregate, located in the metropolitan area of Tampa, Florida. The aggregate purchase price for these properties was approximately $10.9 million. The properties were purchased from Connecticut General Life Insurance Company, a specifically chartered Connecticut corporation.

- On December 18, 2000, the Consolidated Operating Partnership purchased 13 light industrial properties, two regional warehouse properties, two research and development/flex properties and one bulk warehouse property totaling 1,218,800 square feet, in the aggregate, located in the metropolitan area of Chicago, Illinois. The aggregate purchase price for these properties was approximately $52.6 million. The properties were purchased from OTR, an Ohio general partnership.

- On December 29, 2000, the Consolidated Operating Partnership purchased one light industrial property and one research and development/flex property totaling 234,683 square feet, in the aggregate, located in the metropolitan area of Denver, Colorado. The aggregate purchase price for these properties was approximately $16.8 million. The properties were purchased from Principal Life Insurance Company.

- On December 29, 2000, the Consolidated Operating Partnership purchased four light industrial properties and two regional warehouse properties totaling 208,197 square feet, in the aggregate, located in the metropolitan area of Detroit, Michigan. The aggregate purchase price for these properties was approximately $10.0 million. The properties were purchased from the Prudential Insurance Company of America, a New Jersey corporation.




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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) Financial Statements:

            At this time it is impracticable to file the required financial statements and pro forma financial information. The required financial statements and pro forma financial information will be filed in an amendment to this report on Form 8-K as soon as possible, but no later than sixty (60) days from the date on which this report on Form 8-K is required to be filed.


(c)         Exhibits.

            None.










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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              FIRST INDUSTRIAL, L.P.
                              BY: FIRST INDUSTRIAL REALTY TRUST, INC.



January 12, 2001              By:  /s/ Michael J. Havala
                                   --------------------------------------------
                                   Michael J. Havala
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)






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